LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:        MAY 1-31, 2003                              PAYMENT DATE:    JUN 16 2003
DETERMINATION DATE:       JUN 10 2003                                 REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL         CLASS A-1       CLASS A-2    CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                 100.00%          14.20%         30.00%         23.20%         29.60%          97.00%         3.00%
Original Pool Balance     250,000,000.00   35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total        250,000,000.00   35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts               14,337
Class Pass Through Rates                           1.840%         2.470%         3.175%         3.983%                        8.500%
Senior Strip                    0.25000%
Servicing Fee Rate              2.20000%
Indenture Trustee Fee           0.00350%
Custodian Fee                   0.02100%
Backup Servicer Fee             0.02150%
Insurance Premium Fee           0.35000%

Initial Weighted Average
     APR                       14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate     0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio       14.78400%
Initial Weighted Average
     Remaining Term                64.00
Initial Weighted Average
     Original Term                 67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                    TOTAL     CLASS A-1        CLASS A-2    CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance          197,107,336.95        0.00   59,194,116.84  58,000,000.00  74,000,000.00  191,194,116.84  5,913,220.11
Total Note Balance          197,646,319.37        0.00   59,194,116.84  58,000,000.00  74,000,000.00  191,194,116.84  6,452,202.53

EOP:
Class Percentages                  100.00%                                                                     97.00%         3.00%
Number of Current Month
     Closed Contracts                  251
Number of Reopened Loans                 0
Number of Contracts - EOP           12,208
Total Pool Balance  -  EOP  190,907,494.50        0.00   53,180,269.66  58,000,000.00  74,000,000.00  185,180,269.66  5,727,224.84
Total Note Balance - EOP    190,906,295.29        0.00   53,180,269.66  58,000,000.00  74,000,000.00  185,180,269.66  5,726,025.63

Class Collateral Pool Factors   0.76362518  0.00000000      0.70907026     1.00000000     1.00000000                    0.76347008

Weighted Average APR of
     Remaining Portfolio          14.76950%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                      0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio       14.76950%
Weighted Average
     Remaining Term                  55.25
Weighted Average
     Original Term                   66.78

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                     CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
      Principal                                                      2,399,446.68
      Interest                                                       2,354,242.25
Early Payoffs:
      Principal Collected                                            2,307,953.17
      Early Payoff Excess Servicing Compensation                           413.45
      Early Payoff Principal Net of Rule of 78s Adj.                 2,307,539.72                 158
      Interest                                                          30,617.55
Liquidated Receivable:
      Principal Collected                                               69,590.67
      Liquidated Receivable Excess Servicing Compensation                    0.00
      Liquidated Receivable Principal Net of Rule of 78s Adj.           69,590.67                  93
      Interest                                                              30.77
Cram Down Loss:
      Principal                                                              0.00
Purchase Amount:
      Principal                                                              0.00                   0
      Interest                                                               0.00
                               Total Principal                       4,776,577.07
                                Total Interest                       2,384,890.57
                              Total Principal and Interest           7,161,467.64
Recoveries                                                             598,654.91
Excess Servicing Compensation                                              413.45
Late Fees & Miscellaneous Fees                                          33,518.04
Collection Account Customer Cash                                     7,794,054.04
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                     5,378.63
Servicer Simple Interest Shortfall or (Excess)                         (14,199.11)
Simple Interest Excess to Spread Account                                     0.00
Available Funds                                                      7,785,233.56

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION         SHORTFALL / DRAW
DISTRIBUTION                                                                                AMOUNT           DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         7,785,233.56
Monthly Dealer Participation Fee                                             0.00        7,785,233.56              0.00
Prior Unpaid Dealer Participation Fee                                        0.00        7,785,233.56
Servicing Fees:
      Current Month Servicing Fee                                      361,363.45
      Prior Period Unpaid Servicing Fee                                      0.00
      Late Fees & Miscellaneous Fees                                    33,518.04
      Excess Servicing Compensation                                        413.45
        Total Servicing Fees:                                          395,294.94        7,389,938.62              0.00
Senior Strip:                                                           41,064.03        7,348,874.59              0.00
Indenture Trustee Fee                                                      576.47        7,348,298.12              0.00
Custodian Fee                                                            3,449.38        7,344,848.74              0.00
Backup Servicer Fee                                                      3,531.51        7,341,317.23              0.00
Prior Unpaid Indenture Trustee Fee                                           0.00        7,341,317.23              0.00
Prior Unpaid Custodian Fee                                                   0.00        7,341,317.23              0.00
Prior Unpaid Backup Servicing Fee                                            0.00        7,341,317.23              0.00



                                                                     Page 2 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION         SHORTFALL / DRAW
DISTRIBUTION                                                                                AMOUNT           DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:      Current Month                                  0.00        7,341,317.23              0.00
                              Prior Carryover Shortfall                      0.00        7,341,317.23
Class A-2 Note Interest:      Current Month                            121,841.22        7,219,476.01              0.00
                              Prior Carryover Shortfall                      0.00        7,219,476.01
Class A-3 Note Interest:      Current Month                            153,458.33        7,066,017.68              0.00
                              Prior Carryover Shortfall                      0.00        7,066,017.68
Class A-4 Note Interest:      Current Month                            245,618.33        6,820,399.35              0.00
                              Prior Carryover Shortfall                      0.00        6,820,399.35
Class A-1 Note Principal:     Current Month                                  0.00        6,820,399.35              0.00
                              Prior Carryover Shortfall                      0.00        6,820,399.35
Class A-2 Note Principal:     Current Month                          6,013,847.18          806,552.17              0.00
                              Prior Carryover Shortfall                      0.00          806,552.17
Class A-3 Note Principal:     Current Month                                  0.00          806,552.17              0.00
                              Prior Carryover Shortfall                      0.00          806,552.17
Class A-4 Note Principal:     Current Month                                  0.00          806,552.17              0.00
                              Prior Carryover Shortfall                      0.00          806,552.17
Certificate Insurer:          Premium                                   54,010.91          752,541.26              0.00
                              Reimbursement Obligations                      0.00          752,541.26
Expenses:                     Trust Collateral Agent                         0.00          752,541.26              0.00
                              Indenture Trustee                              0.00          752,541.26              0.00
                              Custodian                                      0.00          752,541.26              0.00
                              Backup Servicer                                0.00          752,541.26              0.00
Senior Strip Allocation                                                      0.00          752,541.26
Class B Note Interest:        Current Month                             45,703.10          747,902.19              0.00
                              Prior Carryover Shortfall                      0.00          747,902.19
Distribution to the Class B Reserve Account                             41,064.03          706,838.16
Distribution (from) the Class B Reserve Account                              0.00          706,838.16
Distribution to (from) the Spread Account                              706,838.16                0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:
      BOP Liquidated Receivable Principal Balance                    1,492,856.05
      Liquidation Principal Proceeds                                    69,590.67
      Principal Loss                                                 1,423,265.38
      Prior Month Cumulative Principal Loss LTD                      8,389,844.90
      Cumulative Principal Loss LTD                                  9,813,110.28

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF TOTAL POOL
DELINQUENCY STATUS:             # OF CONTRACTS        AMOUNT              BALANCE
Current                                  8,749    135,433,947.75           70.94%
1-29 Days                                3,176     50,830,863.37           26.63%
30-59 Days                                 138      2,154,576.16            1.13%
60-89 Days                                  87      1,447,517.28            0.76%
90-119 Days                                 36        641,057.79            0.34%
120 Days or More                            22        399,532.15            0.21%
Total                                   12,208    190,907,494.50          100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                    Trigger          Trigger       Event of Default       Event of
                               Current Month       Threshold          Event            Threshold           Default
Average Delinquency Ratio         1.55522%           8.00%              NO              10.00%               NO
Cumulative Default Rate            4.46%            10.45%              NO              11.94%               NO
Cumulative Loss Rate               2.33%             5.22%              NO               5.97%               NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

REPOSSESSION STATISTICS:

                         CERTIFICATE INVENTORY                                                  RECOVERY INVENTORY
                                # OF CONTRACTS         AMOUNT*                                      # OF CONTRACTS        AMOUNT*
        Prior Month Inventory               67      1,174,737.06                   Prior Month Inventory        13        221,416.80
          Current Month Repos               58      1,004,158.01                     Current Month Repos        64      1,107,888.34
    Repos Actually Liquidated               53        951,871.67            Repos from Trust Liquidation         0              0.00
             Repos Liquidated                                                  Repos Actually Liquidated        62      1,103,977.14
               at 60+ or 150+                0              0.00
                Dealer Payoff                0              0.00                           Dealer Payoff         0              0.00
             Redeemed / Cured                5         73,849.68                        Redeemed / Cured         0              0.00
              Purchased Repos                0              0.00                         Purchased Repos         0              0.00
      Current Month Inventory               67      1,153,173.72                 Current Month Inventory        15        225,328.00

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                               # OF CONTRACTS       AMOUNT

Current Month Balance                       93      1,492,856.05
Cumulative Balance                         679     10,759,921.79
Current Month Proceeds                                 69,621.44
Cumulative Proceeds                                   942,740.54
Current Month Recoveries                              598,654.91
Cumulative Recoveries                               3,988,466.03

                                                RECEIVABLES LIQUIDATED AT 150 OR
                                                MORE DAYS DELINQUENT, 60 OR MORE
                                                DAYS PAST THE DATE AVAILABLE FOR              CUMULATIVE RECEIVABLES
                                                SALE AND BY ELECTION:                         LIQUIDATED AT 150+ AND 60+:

                                                    Balance           Units                        Balance            Units
Prior Month                                            65,649.36            4                         97,424.11            6
Current Trust Liquidation Balance                      41,484.74            2                         41,484.74            2
Current Monthly Principal Payments                          0.00
Reopened Loan Due to NSF                                    0.00            1
Current Repurchases                                         0.00            0
Current Recovery Sale Proceeds                        (13,270.93)          (5)
Deficiency Balance of Sold Vehicles                   (52,378.43)
EOP                                                    41,484.74            2                        138,908.85            8

SPREAD ACCOUNT RECONCILIATION
                                                                 REQUISITE AMOUNT:    15,272,599.56
Total Deposit                                       3,750,000.00
BOP Balance                                        15,166,169.80
Remaining Distribution Amount                         706,838.16
Simple Interest Excess to Spread Account                       -
Investment Income                                      12,979.18
Current Month Draw                                             -
EOP Balance Prior to Distribution                  15,885,987.14

Current Spread Account Release Amount                 613,387.58

EOP Balance                                        15,272,599.56

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION

                                                                   SPECIFIED CLASS
                                                                         B RESERVE
                                                                          BALANCE:    2,147,709.31
Total Deposit                                       2,812,500.00
BOP Balance                                         2,217,457.54
Excess Due Class B Reserve
      From Spread Account                             613,387.58
Senior Strip                                           41,064.03
Investment Income                                       1,977.06
Current Month Draw                                             -
EOP Balance Prior to Distribution                   2,873,886.21

Class B Reserve Account Release Amount                726,176.90

EOP Balance                                         2,147,709.31

      Class B Principal Payment Amount                726,176.90

      Distribution to Certificateholder                        -


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                 CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------
            UP TO MONTH        TRIGGER EVENT   EVENT OF DEFAULT    UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT
                 3                 1.53%             1.95%              3                3.06%              3.90%
                 6                 2.76%             3.50%              6                5.53%              7.00%
                 9                 3.96%             4.87%              9                7.91%              9.74%
                12                 5.22%             5.97%              12              10.45%             11.94%
                15                 6.12%             7.04%              15              12.24%             14.08%
                18                 6.64%             7.85%              18              13.28%             15.70%
                21                 7.17%             8.55%              21              14.33%             17.10%
                24                 7.65%             9.14%              24              15.30%             18.27%
                27                 8.10%             9.58%              27              16.19%             19.17%
                30                 8.47%             9.98%              30              16.94%             19.97%
                33                 8.77%            10.32%              33              17.54%             20.64%
                36                 9.03%            10.69%              36              18.05%             21.37%
                39                 9.22%            10.87%              39              18.44%             21.74%
                42                 9.36%            11.06%              42              18.73%             22.12%
                45                 9.47%            11.17%              45              18.95%             22.34%
                48                 9.59%            11.28%              48              19.18%             22.56%
                51                 9.63%            11.32%              51              19.26%             22.63%
                54                 9.66%            11.39%              54              19.33%             22.78%
                57                 9.70%            11.42%              57              19.40%             22.85%
                60                 9.70%            11.42%              60              19.40%             22.85%
                63                 9.70%            11.42%              63              19.40%             22.85%
                66                 9.70%            11.42%              66              19.40%             22.85%
                69                 9.70%            11.42%              69              19.40%             22.85%
                72                 9.70%            11.42%              72              19.40%             22.85%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:                       TRIGGER EVENT   EVENT OF DEFAULT
----------------------------------------------------------------------------------
As of any Determination Date                         8.00%            10.00%
----------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of May 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------
Maureen E. Morley
Vice President and Controller